UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 31, 2008
Ferrellgas Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 913-661-1500
Not Applicable
Former name or former address, if changed since last report
Ferrellgas Partners Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7500 College Blvd., Suite 1000, Overland Park,
Kansas		66210

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 913-661-1500
n/a
Former name or former address, if changed since last report
Ferrellgas, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7500 College Blvd., Suite 1000, Overland Park,
Kansas		66210

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 913-661-1500
n/a
Former name or former address, if changed since last report
Ferrellgas Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 913-661-1500
n/a
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Ferrellgas, Inc. Unaudited Balance Sheets
     We are filing the unaudited interim condensed consolidated balance sheets and footnotes of Ferrellgas Partners, L.P.’s and Ferrellgas, L.P.’s non-public general partner, Ferrellgas, Inc., to update its most recent audited consolidated balance sheets. See Exhibit 99.15 for the unaudited condensed consolidated balance sheets and footnotes of Ferrellgas, Inc.
Item 9.01 Financial Statements and Exhibits.
The following materials are filed as exhibits to this Current Report on Form 8-K.
     Exhibit 99.15-Unaudited interim condensed consolidated balance sheets of Ferrellgas, Inc. and footnotes as of January 31, 2008 and July 31, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.
June 6, 2008	By:	/s/ J. Ryan VanWinkle
		Name:	J. Ryan VanWinkle
		Title:	Chief Financial Officer

Ferrellgas Partners Finance Corp.
June 6, 2008	By:	/s/ J. Ryan VanWinkle
		Name:	J. Ryan VanWinkle
		Title:	Chief Financial Officer and Sole Director

Ferrellgas, L.P.
June 6, 2008	By:	/s/ J. Ryan VanWinkle
		Name:	J. Ryan VanWinkle
		Title:	Chief Financial Officer

Ferrellgas Finance Corp.
June 6, 2008	By:	/s/ J. Ryan VanWinkle
		Name:	J. Ryan VanWinkle
		Title:	Chief Financial Officer and Sole Director

Exhibit Index

Exhibit No.	Description

99.15	Ferrellgas, Inc. Condensed Consolidated Balance Sheets (unaudited) as of January 31, 2008 and July 31, 2007